Exhibit 32.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jacobs Financial Group, Inc. (the "Company") on Form 10-K for the year ended May 31, 2013 (the "Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The  Company's  Report  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 16, 2015

                                       By:/s/John M. Jacobs
                                       -----------------------------------------
                                         John M. Jacobs, Chief Financial Officer